UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 24, 2005

THE CHEESECAKE FACTORY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26950 Agoura Road
Calabasas Hills, California 91301
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On March 24, 2005, the Company’s Compensation Committee adopted, and the Board of Directors approved, an amendment and restatement of the Company’s Performance Incentive Plan (the “Plan”) to limit the amount of any performance achievement bonus payable to a participant under the Plan in any fiscal year to a maximum of $1 million and to include consolidated income from operations as a performance incentive target that may be established under the Plan.

          On March 24, 2005, the Compensation Committee and Board of Directors of the Company approved a performance incentive target for fiscal 2005 under the Plan for executive officers and other corporate employees based upon the Company achieving a specified level of consolidated income from operations and subject to specified potential adjustments. The performance incentive target for The Cheesecake Factory Bakery Incorporated, a wholly-owned subsidiary of the Company, also requires achievement of a specified level of operating profit of the bakery division.

          Participants will have the opportunity to earn a performance achievement bonus if the Company achieves at least 95% of its performance incentive target for the year.  For fiscal 2005, the potential percentage of salary payable to a participant as a performance achievement bonus under the Plan ranges from 10% to 60% of base salary, depending upon the level of the Company’s achievement of its performance incentive target (from 95% to 105%) and the participant’s position in the Company.  The maximum performance achievement bonuses payable under the Plan to the executive officers of the Company if the performance incentive target is achieved at the highest level are as follows:

MAXIMUM POTENTIAL BONUS

David Overton, Chairman and Chief Executive Officer The Cheesecake Factory Incorporated	$379,200
Michael J. Dixon Senior Vice President and Chief Financial Officer The Cheesecake Factory Incorporated	$124,800
Debby R. Zurzolo Executive Vice President. General Counsel and Secretary The Cheesecake Factory Incorporated	$169,600
Peter J. D’Amelio President and Chief Operating Officer The Cheesecake Factory Restaurants Inc. and Grand Lux Cafe LLC	$196,100
Max S. Byfuglin Executive Vice President The Cheesecake Factory Bakery Incorporated	$151,050

          There is no assurance that the Company will achieve the performance incentive targets established by the Compensation Committee in any fiscal year.  If at least 95% of the performance achievement target is not achieved in fiscal 2005, no performance achievement bonuses will be payable under the Plan.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2005	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON

Michael J. Dixon
Senior Vice President and Chief Financial Officer

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